Blackstone Mortgage Trust, Inc. April 28, 2020 First Quarter 2020 Results Exhibit 99.2

Blackstone Mortgage Trust

BXMT Highlights
BXMT
benefits
from
the
deep
experience
of
Blackstone
Real
Estate,
which
is
the
largest
real
estate
private
equity
manager
in
the
world
with
a
proven
track
record
of
safeguarding
investments
through
market
cycles
over
28
years
BXMT
is
taking
a
proactive
and
prudent
approach
during
this
period
of
COVID-19
uncertainty
to
fortify
its
balance
sheet
and
enhance
its
strong
liquidity
position
to
navigate
through
the
possibility
of
an
elongated
economic
recovery
2022
Nearest corporate debt
maturity
Long duration
liabilities, with no
capital markets
mark-to-market
2.8x
Debt-to-Equity
Ratio
(b)
Strong Balance Sheet
63%
Origination
Loan-to-Value
(a)
Well-capitalized,
institutional sponsors
committed to protecting
their investments
100%
Performing Portfolio
Strong Credit
Note: All figures in this presentation as of March 31, 2020, unless otherwise indicated.
(a)
Includes
$692
million
of
Non-Consolidated
Senior
Interests
as
of
March
31,
2020
and
investment
exposure
to
the
$881
million
2018
Single
Asset
Securitization
through
an
$84
million
subordinate
risk retention interest.
(b)
Represents
(i)
total
outstanding
secured
debt
agreements,
secured
term
loans,
and
convertible
notes,
less
cash,
to
(ii)
total
equity.
(c)
Includes $387 million of cash and cash equivalents and $434 million of available borrowings under credit facilities as of April 24, 2020.
(d)
Represents assets with no asset-level debt that are, however, included in the Term Loan B collateral pool absent their sale or direct financing as permitted under the Term Loan B.
Robust resources to
address COVID-19
market volatility
$821M
Current
Liquidity
(c)
$1.6B
Unencumbered
assets
(d)
Strong Liquidity

Blackstone Mortgage Trust

100%
performing
senior
loan
portfolio
with
an
average
origination
LTV
(b)
of
63%
$18.0
billion
(b)
portfolio
secured
by
institutional
quality
real
estate
in
major
markets
1Q
net
funding
of
$433
million,
with
$1.0
billion
of
loan
fundings
and
$567
million
of
repayments
1Q
GAAP
loss
of
$(0.39)
per
share
(“EPS”)
and
Core
Earnings
(a)
per
share
of
$0.64;
book
value
per
share
(“BVPS”)
of
$26.92
1Q
EPS
and
BVPS
impacted
by
unrealized
loss
reserve
from
adoption
of
the
Current
Expected
Credit
Loss
(“CECL”)
accounting
standard;
no
loan
losses
or
impairments
97%
of
the
portfolio
(b)
is
floating
rate,
with
63%
of
the
portfolio
benefitting
from
active
LIBOR
(c)
floors
as
of
quarter
end
First Quarter 2020 Results
$13.1
billion
(d)
of
match-funded,
asset-level
financing;
2.8x
debt-to-equity
ratio
$3.7
billion
(d)
of
asset-level
financing
is
non-recourse,
non
mark-to-market,
including
$1.2
billion
of
CLO
notes
issued
in
1Q
Secured
$1.1
billion
of
asset-level
financing
in
1Q
on
pre
COVID-19
market
terms
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
Includes
$692
million
of
Non-Consolidated
Senior
Interests
as
of
March
31,
2020
and
investment
exposure
to
the
$881
million
2018
Single
Asset
Securitization
through
an
$84
million
subordinate
risk retention interest.
(c)
Includes USD LIBOR, GBP LIBOR, EURIBOR, BBSY, and CDOR.
(d)
Includes $797 million of securitized debt held by third-parties in the $881 million 2018 Single Asset Securitization, which is not consolidated on BXMT’s balance sheet.
Portfolio
Composition
Portfolio
Composition
Earnings
Earnings
Capitalization
Capitalization

Blackstone Mortgage Trust

4Q '19 Book
Value Per Share
1Q Book Value
Accretion
1Q CECL Book
Value Impact
1Q '20 Book
Value per Share
Earnings
1Q
earnings
reflect
fully
performing
portfolio,
with
$11.4
billion
of
loans
benefitting
from
active
interest
rate
floors
CECL
reserve
reflects
macroeconomic
impact
of
COVID-19
on
overall
CRE
market;
no
loan
losses
or
impairments
(a)
See Appendix for a definition and reconciliation to GAAP net income.
(b)
CECL
book
value
impact
includes
$(0.13)
per
share
initial
CECL
reserve
recorded
as
an
opening
adjustment
to
retained
earnings
on
January
1,
2020,
and
$(0.90)
per
share
1Q
CECL
reserve
that
impacts GAAP net income and earnings per share.
Book
Value
Per
Share
(b)
1Q
Core
Earnings
Per
Share
(a)
$27.82
$26.92
$0.13
($1.03)
GAAP Earnings (Pre-CECL)
GAAP Earnings (Pre-CECL)
CECL Earnings Impact
CECL Earnings Impact
Earnings Per Share
Earnings Per Share
Hedging Income and Non-Cash
Expenses
Hedging Income and Non-Cash
Expenses
$0.51
($0.90)
$0.13
$(0.39)
CECL Earnings Impact
CECL Earnings Impact
$0.90
Core Earnings Per Share
Core Earnings Per Share
$0.64
($ in per share)

Blackstone Mortgage Trust

Portfolio Composition
$18.0
billion
portfolio,
(a)
comprising
133
loans
with
75%
of
collateral
in
gateway
markets
High
quality
senior
loan
portfolio
with
average
origination
LTV
(a)
of
63%
$1.3
billion
of
1Q
originations
across
9
loans
and
$240
million
of
fundings
under
previously
originated
loans
(a)
Includes
$692
million
of
Non-Consolidated
Senior
Interests
as
of
March
31,
2020
and
investment
exposure
to
the
$881
million
2018
Single
Asset
Securitization
through
an
$84
million
subordinate risk retention interest.
(b)
States that compose less than 1% of total loan portfolio excluded.
54%
17%
11%
5%
3%
2%
1%
7%
Condo
Self-Storage
Retail
Industrial
Office
Hospitality
Other
Multi
$18.0B
portfolio
IL
4%
OH
1%
MN
1%
NY
24%
FL
5%
GA
3%
DC
2%
TN
1%
1%
3%
NV
TX
CO
1%
CA
15%
HI
3%
VA
5%
ES
7%
1%
DEU
UK
11%
IR
7%
IT
BE
1%
1%
NL
1%
AU
2%
Major Market Focus
(a)(b)
Collateral Diversification
(a)

Blackstone Mortgage Trust

Capitalization
Asset-level
financing
generally
term-matched
with
no
near-term
maturities;
no
corporate
debt
maturities
until
2022
Closed
$1.5
billion
CLO
and
$1.1
billion
of
asset-level
financing
in
1Q
on
pre
COVID-19
market
terms
(a)
Includes $348 million of asset-specific financings as of March 31, 2020.
(b)
Includes
$2.3
billion
of
consolidated
securitized
debt
obligations
and
$797
million
of
securitized
debt
held
by
third-parties
in
the
$881
million
2018
Single
Asset
Securitization,
which
is
not
consolidated on BXMT’s balance sheet.
(c)
Represents $692 million of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interests in loans BXMT originates. BXMT’s net investments in these loans are reflected in the form of mezzanine or other subordinate loans on BXMT’s balance sheet.
(d)
Reflects maximum advance rate under credit facilities relative to the origination LTV of the collateral assets as of March 31, 2020.
(e)
Represents
(i)
total
outstanding
secured
debt
agreements,
secured
term
loans,
and
convertible
notes,
less
cash,
to
(ii)
total
equity.
Credit Facilities
(a)
14 Credit Facilities
Corporate Debt
Term Loan and Convertible Notes
Corporate Obligations
Senior Loan
Interests
(c)
$9.4
$1.4
$0.7
$10.8
Securitized
Debt
(b)
$3.0
CLO and Single Asset Securitizations
2.8x
Debt-to-Equity Ratio
(e)
Senior Syndications
Financing
(Outstanding Balance)
($ in billions)
51%
Credit Facility
Look-Through LTV
(d)

Blackstone Mortgage Trust

Facilities
are
generally
term-matched,
with
no
significant
near-term
maturities
and
no
capital
markets
mark-to-market
provisions
No
margin
calls
to
date;
agreed
in
principle
with
multiple
lenders
to
create
further
flexibility
in
connection
with
deleveraging
(b)
100%
performing
portfolio
of
directly
originated
senior
loans
with
no
impairments
through
April;
no
securities
investments
(a)
Constructive
loan
modification
(b)
discussions
with
borrowers
most
affected
by
COVID-19
to
ensure
assets
are
well-positioned
to
sustain
period
of
disruption
Business Update
Current
liquidity
(c)
of
$821
million;
additional
liquidity
sources
include
$1.6
billion
of
unencumbered
assets
(d)
and
cash
flow
from
operations
Liquidity
available
to
address
credit
facility
deleveraging
and
loan
future
funding
Credit Facilities
Credit Facilities
Portfolio Credit
Portfolio Credit
Liquidity
Liquidity
(a)
Excludes securities retained in connection with securitization financings.
(b)
Certain loan
modifications
and
credit
facility
agreements
are
yet
to
be
executed
and
there
is
no
guarantee
that
they
will
be.
(c)
Includes $387 million of cash and cash equivalents and $434 million of available borrowings under credit facilities as of April 24, 2020.
(d)
Represents assets with no asset-level debt that are, however, included in the Term Loan B collateral pool absent their sale or direct financing as permitted under the Term Loan B.

Blackstone Mortgage Trust

Portfolio Credit
100%
performing
portfolio
with
no
defaults,
nonaccrual
loans,
or
impairments
Portfolio
is
100%
senior
loans
with
a
well-protected
average
origination
LTV
(a)
of
63%
All interest payments through April paid currently
Strong, well-capitalized institutional sponsors; 74% repeat borrowers
Borrowers
most
affected
by
COVID-19
generally
focused
on
investing
capital
and
stabilizing
operations
to
withstand
period
of
disruption
63% origination LTV
(a)
implies $10.4 billion of equity value for borrowers to protect
(a)
Includes
$692
million
of
Non-Consolidated
Senior
Interests
as
of
March
31,
2020
and
investment
exposure
to
the
$881
million
2018
Single
Asset
Securitization
through
an
$84
million
subordinate risk retention interest.

Blackstone Mortgage Trust

Credit Facilities
$9.0
billion
of
credit
facilities
from
14
relationship
lenders;
only
13%
secured
by
hospitality
assets
Credit facilities are backed by cross collateralized portfolios of diversified, high quality senior loans, with look-through LTV of
51%
(a)
to facility lenders
No capital markets mark-to-market provisions or securities financings of any type; no corporate debt maturities before 2022
(a)
Reflects maximum advance rate under credit facilities relative to the origination LTV of the collateral assets as of April 24, 2020.
(b)
Represents outstanding principal balance of credit facilities as of April 24, 2020.
(c)
Excludes $7 million per annum of scheduled amortization payments under the Term Loan B.
Credit Facility Financing
(b)
(Outstanding Balance)
$700
$403
$220
Corporate Debt Maturities
(c)
(Outstanding Balance)
($ in millions)
$1.2bn
$7.8bn
All Other
Collateral
87%
Hospitality
Collateral
13%
2020
2021
2022
2023
2024
2025
2026
Term Loan B
Convertible Notes

Blackstone Mortgage Trust

$821
million
of
liquidity,
up
from
$667
million
(b)
at
year
end
Payment
of
management
and
incentive
fees
in
stock
Liquidity
Focus
on
fortifying
balance
sheet
and
enhancing
strong
liquidity
position
to
manage
through
a
range
of
COVID-19
outcomes
Near-term
direct
liquidity
options
include
asset
sales/financings
and
operating
cash
flow,
augmented
by
repayments
($3.4
billion
of
final
maturities
through
2022)
(a)
and
capital
markets
access
($ in millions)
12/31/19
3/31/20
Current
Cash
Availability
Current Liquidity
(b)
(a)
Reflects final maturities of the outstanding loan portfolio as of April 24, 2020.
(b)
Current cash is as of April 24, 2020. For comparability, cash as of March 31, 2020 is reduced by an $84 million dividends payable, which was paid on April 15, 2020, and cash as of December 31,
2019 is reduced by a dividends payable of $84 million, which was paid on January 15, 2020.
(c)
Represents assets with no asset-level debt that are, however, included in the Term Loan B collateral pool absent their sale or direct financing as permitted under the Term Loan B.
$667
$752
$821
Ongoing
cash
flow
from
operations
Direct Liquidity Sources
$1.6
billion
of
unencumbered
assets
(c)

Appendix

Blackstone Mortgage Trust

4Q '19 Loans
Outstanding
Fundings
Repayments
1Q '20 Loans
Outstanding
First Quarter 2020 Operating Results & Net Fundings
Net Fundings
(b)
($ in billions)
Operating Results
($ in millions)
(a)
Primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
(b)
Excludes the impact of changes in foreign currency rates and related hedges for non-USD investments.
(c)
Includes $689 million of Non-Consolidated Senior Interests and investment exposure to the $930 million 2018 Single Asset Securitization through an $89 million subordinate risk retention interest.
(d)
Includes $692 million of Non-Consolidated Senior Interests and investment exposure to the $881 million 2018 Single Asset Securitization through an $84 million subordinate risk retention interest.
GAAP Net
Income
Adjustments
Core
Earnings
Interest Income
204.9
$
$    —

204.9
$
Interest Expense
(104.2)

0.6

(103.6)

Management and
Incentive Fees
(19.3)

—

(19.3)

General and Administrative
Expenses and Taxes
(3.3)

—

(3.3)

Increase in current
expected credit loss reserve
(122.7)

122.7

—

Non-Cash
Compensation
(8.7)

8.7

—

Hedging and Foreign
Currency Income, net
(a)
—

8.5

8.5

Net Income Attributable to
Non-controlling Interests
(0.1)

(0.6)

(0.7)

Total
(53.4)
$
139.9
$
86.5
$
$0.64
Core Earnings per Share
$(0.39)
Net Loss per Share
$17.9
($0.6)
$1.0
$18.0
(c)
(d)

Blackstone Mortgage Trust

(a)
Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(b)
In certain instances, loans are financed through the non-recourse sale of a senior loan interest that is not included in the consolidated financial statements. As of
March 31, 2020, five loans in the portfolio have been financed with an aggregate $692 million of Non-Consolidated Senior Interests, which are included in the table above.
(c)
Portfolio excludes our $84 million subordinate risk retention interest in the $881 million 2018 Single Asset Securitization.
(d)
Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.
(e)
Consists of both floating and fixed rates. Coupon and all-in yield assume applicable floating benchmark rates for weighted-average calculation.
Portfolio Details
($ in millions)
Origination
Total
Principal
Net Book
Maximum
Property
Loan Per
Origination
Loan Type
Date
(a)
Loan
(b)(c)
Balance
(c)
Value
Maturity
(d)
Location
Type
SQFT / Unit / Key
LTV
(a)(c)
Loan 1
Senior loan
8/14/2019
$  1,309
$  1,309
$  1,298
L + 2.50
%
L + 2.85
%
12/23/2024
Dublin - IE
Office
$451 / sqft
74%
Loan 2
Senior loan
3/22/2018
962
962
959
L + 3.15
%
L + 3.37
%
3/15/2023
Diversified - Spain
Mixed-Use
n/a
71%
Loan 3
Senior loan
5/11/2017
753
717
716
L + 3.40
%
L + 3.60
%
6/10/2023
Washington DC
Office
$351 / sqft
62%
Loan 4
Senior loan
11/25/2019
724
616
615
L + 2.30
%
L + 2.75
%
12/9/2024
New York
Office
$882 / sqft
65%
Loan 5
Senior loan
(b)
8/6/2015
459
459
84
5.75
%
5.77
%
10/29/2022
Diversified - EUR
Other
n/a
71%
Loan 6
Senior loan
4/11/2018
355
345
345
L + 2.85
%
L + 3.02
%
5/1/2023
New York
Office
$437 / sqft
71%
Loan 7
Senior loan
8/22/2018
363
341
339
L + 3.15
%
L + 3.49
%
8/9/2023
Maui
Hospitality
$442,661 /  key
61%
Loan 8
Senior loan
10/23/2018
352
338
337
L + 3.40
%
L + 3.72
%
10/23/2021
New York
Mixed-Use
$572 / sqft
65%
Loan 9
Senior loan
1/11/2019
298
298
295
L + 4.35
%
L + 4.70
%
1/11/2026
Diversified - UK
Other
$295 / sqft
66%
Loan 10
Senior loan
11/30/2018
293
280
278
L + 2.85
%
L + 3.20
%
12/9/2023
New York
Hospitality
$299,941 /  key
73%
Loan 11
Senior loan
2/27/2020
300
267
264
L + 2.70
%
L + 3.03
%
3/9/2025
New York
Mixed-Use
$837 / sqft
59%
Loan 12
Senior loan
12/11/2018
310
249
247
L + 2.55
%
L + 2.96
%
12/9/2023
Chicago
Office
$210 / sqft
78%
Loan 13
Senior loan
7/31/2018
285
248
246
L + 3.10
%
L + 3.54
%
8/9/2022
San Francisco
Office
$622 / sqft
50%
Loan 14
Senior loan
11/30/2018
254
248
246
L + 2.80
%
L + 3.17
%
12/9/2023
San Francisco
Hospitality
$363,659 /  key
73%
Loan 15
Senior loan
5/9/2018
243
233
232
L + 2.60
%
L + 3.03
%
5/9/2023
New York
Industrial
$66 / sqft
70%
Loans 16 - 132
Senior loans
(b)
Various
14,807
10,253
9,862
L + 3.31
%
(e)
L + 3.67
%
(e)
Various
Various
Various
Various
62%
CECL reserve
(113)
Total/Wtd. avg.
$  22,067
$  17,161
$  16,251
L + 3.22
%
(e)
L + 3.56
%
(e)
3.7 yrs
64%
Cash
All-in
Coupon
Yield

Blackstone Mortgage Trust

Consolidated Balance Sheets
($ in thousands, except per share data)
March 31, 2020
December 31, 2019
Assets
Cash and cash equivalents
355,018
$
150,090
$
Loans receivable
16,363,608

16,164,801

Current expected credit loss reserve
(112,694)

—

Loans receivable, net
16,250,914

16,164,801

Other assets
152,157

236,980

Total assets
16,758,089
$
16,551,871
$
Liabilities and equity
Secured debt agreements, net
9,335,709
$
10,054,930
$
Securitized debt obligations, net
2,239,640

1,187,084

Secured term loans, net
734,695

736,142

Convertible notes, net
613,882

613,071

Other liabilities
159,736

175,963

Total liabilities
13,083,662

12,767,190

Commitments and contingencies
—

—

Equity
Class A common stock, $0.01 par value
1,354

1,350

Additional paid-in capital
4,378,851

4,370,014

Accumulated other comprehensive income (loss)
18,248

(16,233)

Accumulated deficit
(747,533)

(592,548)

Total Blackstone Mortgage Trust, Inc. stockholders' equity
3,650,920

3,762,583

Non-controlling interests
23,507

22,098

Total equity
3,674,427

3,784,681

Total liabilities and equity
16,758,089
$
16,551,871
$

Blackstone Mortgage Trust

Consolidated Statements of Operations
($ in thousands, except per share data)
Three Months Ended March 31,
2020
2019
Income from loans and other investments
Interest and related income
204,875
$
224,759
$
Less: Interest and related expenses
104,239

118,688

Income from loans and other investments, net
100,636

106,071

Other expenses
Management and incentive fees
19,277

19,790

General and administrative expenses
11,791

9,313

Total other expenses
31,068

29,103

Increase in current expected credit loss reserve
(122,702)

—

(Loss) income before income taxes
(53,134)

76,968

Income tax provision
149

101

Net (loss) income
(53,283)
$
76,867
$
Net income attributable to non-controlling interests
(67)

(302)

Net (loss) income attributable to Blackstone Mortgage Trust, Inc.
(53,350)
$
76,565
$
Per share information (basic and diluted)
Weighted-average shares of common stock outstanding
135,619,264

124,333,048

Net (loss) income per share of common stock
(0.39)
$
0.62
$

Blackstone Mortgage Trust

Per Share Calculations
(Amounts in thousands, except per share data)
Three Months Ended
March 31, 2020
December 31, 2019
Net (loss) income
(a)
(53,350)
$
78,931
$
Weighted-average shares outstanding, basic and diluted
135,619

134,832

Earnings per share, basic and diluted
(0.39)
$
0.59
$
Three Months Ended
March 31, 2020
December 31, 2019
Stockholders' equity
3,650,920
$
3,762,583
$
Shares
Class A common stock
135,355

135,004

Deferred stock units
268

260

Total outstanding
135,623

135,264

Book value per share
26.92
$
27.82
$
Book Value
per Share
Earnings
per Share
(a)
Represents net (loss) income attributable to Blackstone Mortgage Trust, Inc.
(b)
Primarily represents the forward points earned on our foreign currency forward contracts, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. These forward contracts effectively convert the rate exposure to USD LIBOR, resulting in additional interest income earned in U.S. dollar terms. These amounts are not included in GAAP net income, but rather as a component of Other Comprehensive Income in our consolidated financial statements.
Three Months Ended
March 31, 2020
December 31, 2019
Net (loss) income
(a)
(53,350)
$
78,931
$
Increase in current expected credit loss reserve
122,702
–
Non-cash compensation expense
8,678
7,380
Hedging
and
foreign
currency
income,
net
(b)
8,467
4,767
Other items
596
68
Increase attributable to non-controlling interests
(561)
–
Core Earnings
86,532
$
91,146
$
Weighted-average shares outstanding, basic and diluted
135,619
134,832
Core Earnings per share, basic and diluted
0.64
$
0.68
$
Core Earnings
Reconciliation

Blackstone Mortgage Trust

Definitions
Core
Earnings:
Blackstone
Mortgage
Trust,
Inc.
(“BXMT”)
discloses
Core
Earnings
in
this
presentation.
Core
Earnings
is
a
financial
measure
that
is
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally
accepted
accounting
principles
in
the
United
States
of
America
(“GAAP”).
Core
Earnings
is
a
non-GAAP
measure,
which
we
define
as
GAAP
net
income
(loss),
including
realized
gains
and
losses
not
otherwise
included
in
GAAP
net
income
(loss),
and
excluding
(i)
non-cash
equity
compensation
expense,
(ii)
depreciation
and
amortization,
(iii)
unrealized
gains
(losses),
(iv)
net
income
(loss)
attributable
to
our
legacy
portfolio,
and
(v)
certain
non-cash
items.
Core
Earnings
may
also
be
adjusted
from
time
to
time
to
exclude
one-time
events
pursuant
to
changes
in
GAAP
and
certain
other
non-cash
charges
as
determined
by
our
Manager,
subject
to
approval
by
a
majority
of
our
independent
directors.
During
the
three
months
ended
March
31,
2020,
we
recorded
a
$122.7
million
increase
in
current
expected
credit
loss
reserve,
which
has
been
excluded
from
Core
Earnings
consistent
with
other
unrealized
gains
(losses)
pursuant
to
our
existing
policy
for
reporting
Core
Earnings
and
the
terms
of
the
management
agreement
between
our
Manager
and
us.
We
believe
that
Core
Earnings
provides
meaningful
information
to
consider
in
addition
to
our
net
income
and
cash
flow
from
operating
activities
determined
in
accordance
with
GAAP.
This
adjusted
measure
helps
us
to
evaluate
our
performance
excluding
the
effects
of
certain
transactions
and
GAAP
adjustments
that
we
believe
are
not
necessarily
indicative
of
our
current
loan
portfolio
and
operations.
Although,
according
to
the
management
agreement
between
our
Manager
and
us,
or
our
Management
Agreement,
we
calculate
the
incentive
and
base
management
fees
due
to
our
Manager
using
Core
Earnings
before
our
incentive
fee
expense,
we
report
Core
Earnings
after
incentive
fee
expense,
as
we
believe
this
is
a
more
meaningful
presentation
of
the
economic
performance
of
our
class
A
common
stock.
Core
Earnings
does
not
represent
net
income
or
cash
generated
from
operating
activities
and
should
not
be
considered
as
an
alternative
to
GAAP
net
income,
or
an
indication
of
our
GAAP
cash
flows
from
operations,
a
measure
of
our
liquidity,
or
an
indication
of
funds
available
for
our
cash
needs.
In
addition,
our
methodology
for
calculating
Core
Earnings
may
differ
from
the
methodologies
employed
by
other
companies
to
calculate
the
same
or
similar
supplemental
performance
measures,
and
accordingly,
our
reported
Core
Earnings
may
not
be
comparable
to
the
Core
Earnings
reported
by
other
companies.
Non-Consolidated
Senior
Interests:
Senior
interests
in
loans
originated
and
syndicated
to
third
parties.
These
non-recourse
loan
participations,
which
are
excluded
from
the
GAAP
balance
sheet,
constitute
additional
financing
capacity
and
are
included
in
discussions
of
the
loan
portfolio.

Blackstone Mortgage Trust

Forward-Looking Statements
This
presentation
may
contain
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
reflect
BXMT’s
current
views
with
respect
to,
among
other
things,
its
operations
and
financial
performance
and
the
potential
impact
of
the
COVID-19
pandemic.
You
can
identify
these
forward-looking
statements
by
the
use
of
words
such
as
“outlook,”
“objective,”
“indicator,”
“believes,”
“expects,”
“potential,”
“continues,”
“may,”
“will,”
“should,”
“seeks,”
“predicts,”
“intends,”
“plans,”
“estimates,”
“anticipates”
or
the
negative
version
of
these
words
or
other
comparable
words.
Such
forward-looking
statements
are
subject
to
various
risks
and
uncertainties.
Accordingly,
there
are
or
will
be
important
factors
that
could
cause
actual
outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
BXMT
believes
these
factors
include
but
are
not
limited
to
those
described
under
the
section
entitled
“Risk
Factors”
in
its
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
December
31,
2019
and
its
Quarterly
Report
on
Form
10-Q
for
the
fiscal
quarter
ended
March
31,
2020,
as
such
factors
may
be
further
updated
from
time
to
time
in
its
periodic
filings
with
the
Securities
and
Exchange
Commission
(“SEC”)
which
are
accessible
on
the
SEC’s
website
at
www.sec.gov.
These
factors
should
not
be
construed
as
exhaustive
and
should
be
read
in
conjunction
with
the
other
cautionary
statements
that
are
included
in
this
presentation
and
in
the
filings.
BXMT
assumes
no
obligation
to
update
or
supplement
forward-looking
statements
that
become
untrue
because
of
subsequent
events
or
circumstances.